UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.           )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

DMK PHARMACEUTICALS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

DMK PHARMACEUTICALS CORPORATION

11622 El Camino Real, Suite 100
San Diego, California 92130

SUPPLEMENT NO. 2 TO THE PROXY STATEMENT DATED OCTOBER 12, 2023

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

This Supplement No. 2 (this “Second Supplement”), dated January 23, 2024, further supplements the definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed by DMK Pharmaceuticals Corporation, a Delaware corporation, referred to herein as we, us, our or the Company, with the U.S. Securities and Exchange Commission (the “SEC”) on October 12, 2023, as supplemented by Supplement No. 1, dated November 15, 2023 (the “First Supplement”), in connection with the solicitation by the Company’s Board of Directors (the “Board”), of proxies to be voted at the 2023 Annual Meeting of Stockholders, or any adjournment or postponement thereof (the “Meeting”).

THIS SECOND SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT AND THE FIRST SUPPLEMENT, WHICH CONTAIN IMPORTANT ADDITIONAL INFORMATION. Except as to the matters specifically discussed herein, this Second Supplement does not otherwise modify or update any information or disclosure contained in the Proxy Statement or the First Supplement. Capitalized terms used but not otherwise defined in this Second Supplement shall have the meanings assigned to such terms in the Proxy Statement.

EXPLANATORY NOTE

On December 28, 2023 at 9:00 a.m., Pacific Time, the Company reconvened the Meeting, originally convened on November 9, 2023, adjourned to November 30, 2023 and then subsequently adjourned to December 28, 2023. At that time, there were not present or represented by proxy a sufficient number of shares of Common Stock to constitute a quorum. Accordingly, to meet the quorum requirement and allow stockholders additional time to exercise their voting rights, the Chairman of the Meeting further adjourned the Meeting without any business being conducted. As announced at the Meeting by the Chairman of the Meeting, the adjourned Meeting will reconvene virtually at www.virtualshareholdermeeting.com/DMK2023 on January 25, 2024 at 9:00 a.m. Pacific Time to vote on certain of the proposals as described in the Proxy Statement. During the adjournment, the Company will continue to solicit votes from its stockholders as set forth in the Proxy Statement. The close of business on October 6, 2023 remains the Record Date for the determination of stockholders of the Company entitled to vote at the reconvened Meeting.

As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on January 23, 2024, following the adjournment of the Meeting on December 28, 2023, the Board of Directors of the Company approved an amendment to and restatement of the Company’s Amended and Restated Bylaws (as amended and restated, the “Bylaws”). Pursuant to the Bylaws, as of the effective date January 22, 2024, at all meetings of stockholders, the presence, in person, by remote communication, if applicable, or by proxy, of both (i) the holders of at least one-third of the voting power of the capital stock issued and outstanding and entitled to vote on one or more matters to be voted on at the meeting, and (ii) the holders of at least one-third of all issued and outstanding shares of Common Stock entitled to vote will constitute a quorum at all meetings of the stockholders for the transaction of business.

The Bylaws previously provided that the presence, in person, by remote communication, if applicable, or by proxy, of both (i) the holders of a majority in voting power of the capital stock issued and outstanding and entitled to vote on one or more matters to be voted on at the meeting, and (ii) the holders of at least one-third of all issued and outstanding shares of Common Stock entitled to vote, shall constitute a quorum at all meetings of the stockholders for the transaction of business.

SUPPLEMENTAL INFORMATION REGARDING QUORUM

In light of the developments described herein, this Second Supplement includes additional information you should read in conjunction with the Proxy Statement.

Certain portions of the Proxy Statement are amended and restated as follows (replaced text in strikethrough font and new text in bold and underlined font):

Quorum

The presence, in person or by proxy, of both the holders of ~~a majority~~ at least one-third in voting power of the capital stock issued and outstanding and entitled to vote on one or more matters to be presented at the Meeting, and the holders of at least one-third of all issued and outstanding shares of Common Stock entitled to vote, as of the Record Date will be required to constitute a quorum for the transaction of business at the Meeting.

Q.             What constitutes a quorum?

The presence at the Meeting, in person or by proxy, of both the holders of ~~a majority~~ at least one-third in voting power of the shares of capital stock issued and outstanding and entitled to vote on one or more matters to be presented at the Meeting, and the holders of at least one-third of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date will constitute a quorum. On the Record Date, there were 10,088,333 shares of Common Stock outstanding having an aggregate of 10,088,333 votes. Thus, the presence, in person or by proxy, of the holders of Common Stock holding at least ~~5,044,167~~ 3,362,778 votes will be required to establish a quorum. The effect of “broker non-votes” for purposes of determining whether a quorum exists at the Meeting is discussed in the section titled “What happens if I do not specify how I want my shares voted? What are ‘broker non-votes’ and will there be any ‘broker non-votes’ at the Meeting? What is discretionary voting?”

Additional Information

Any votes “FOR” the nominees or proposals put forth by the Company on the previous WHITE universal proxy card or WHITE proxy card remain valid and will be tabulated at the Meeting. Stockholders who submitted the Company’s previous WHITE universal proxy card voting or WHITE proxy card “FOR” the nominees or proposals put forth by the Company do not need to take any further action.

If your shares are held in “street name” through an intermediary such as a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. We urge you to instruct your broker, bank or other nominee, by following the instructions on the voting instruction form, to vote your shares in line with the Board’s recommendations on the voting instruction form, whether or not you plan to attend the Meeting.

This Second Supplement, the Notice of the Annual Meeting of Stockholders, the Proxy Statement, the First Supplement and the Annual Report on Form 10-K for the year ended December 31, 2022 are also available on the Company’s website at http://www.dmkpharmaceuticals.com. You may also obtain these materials on the SEC’s website: http://www.sec.gov. If you have any questions or need assistance voting, please contact Saratoga, our proxy solicitor:

520 8th Avenue, 20th Floor New York, New York 10022 (212) 257-1311 (888) 368-0379 info@saratogaproxy.com

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